Fees Summary	Aug. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,323,147.40
Previously Paid Amount	0.00
Total Fee Amount	873.23
Total Offset Amount	0.00
Net Fee	$ 873.23